EXHIBIT 10.3

                  Form of Subscription Agreement and Debenture




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         THE DEBENTURE, AND ANY SHARES OF COMMON STOCK ACQUIRED UPON CONVERSION
THEREOF, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS, EXCEPT AS EXPRESSLY PROVIDED IN PARAGRAPH 5 OF THIS SUBSCRIPTION AGREEMENT, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT THE PROPOSED TRANSFER MAY BE MADE WITHOUT VIOLATION OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAW.


                             SUBSCRIPTION AGREEMENT

This Subscription Agreement ("Agreement"), made as of May __, 1996 and effective as set forth herein, by (i) the undersigned subscriber ("Subscriber"), on the one hand, and (ii) EA Industries, Inc., a New Jersey corporation ("Seller"), on the other hand, will confirm the complete understanding and agreement among the parties with respect to the following.

1.       Purchase, Sale and Delivery of Debentures.

         (a) Upon the terms and conditions herein set forth, and on the basis of the respective representations herein contained, Subscriber hereby subscribes for and agrees to purchase from the Seller, 9% subordinated convertible debentures ("Debentures") of Seller in the form of, and containing the terms set forth in, Exhibit "A" attached hereto. The principal amount of the Debentures subscribed for by Subscriber, the purchase price to be paid by Subscriber ("Purchase Price") and the conversion price for the shares of common stock of Seller into which the Debentures are convertible ("Shares") (Debentures and Shares which are issued or issuable upon conversion of the Debentures, are sometimes hereinafter collectively referred to as "Securities") are set forth in
Schedule 1 annexed hereto (the "Schedule").



         (b) The Subscriber agrees to pay the Purchase Price and shall deliver to Seller herewith by wire transfer as set forth on Schedule 1 the full amount of the Purchase Price payable to Seller, which sum represents full payment for the Debentures.

         (c) The Subscriber understands and agrees that upon receipt of such funds delivered by him pursuant to this Paragraph 1 a closing ("Closing") on the Debentures will have occurred, and that the amount of such check will be returned without interest, if such Closing does not occur on or before May 3, 1996.

         (d) The Subscriber understands that the proceeds will be used for working capital purposes and for a private purchase of stock in a publicly held company.

         (e) Upon Closing, a certificate in the form of Exhibit "A" evidencing the Debentures shall be delivered by the Seller to the Subscriber.

2. Representations and Covenants of Subscriber. Subscriber hereby represents, warrants and covenants to the Seller as follows:

         (a) Subscriber has full power and lawful authority to execute and deliver this Agreement and to purchase the Debentures in accordance with the terms hereof and this Agreement constitutes the legally valid and binding agreement of Subscriber;



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         (b) The execution and delivery of this Agreement and the consummation of the sale of the Debentures and the transactions contemplated hereby do not and will not conflict with or result in the breach by Subscriber of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which the Subscriber is a party or by which Subscriber or any of the Subscriber's properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, regulatory body, administrative agency or other governmental body having jurisdiction over any of Subscriber's properties or assets;

         (c) Subscriber has made its own investigation of Seller and its business prospects and of the risks associated with an investment in Seller's Securities and has received, read and understands the information contained in the Amendment No. 6 on Form S-3 to Seller's Form S-1 Registration Statement dated August 11, 1995, Seller's Form S-3 Registration Statement dated January 17, 1996 (including all supplements and post-effective amendments with respect thereto), the Seller's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995, the Quarterly Report on Form 10-Q for the quarterly period ended April 1, 1995, the Quarterly Report on Form 10-Q for the quarterly period ended July 1, 1995, the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1995, the Current Report on Form 8-K dated January 4, 1995 as amended by the Form 8-K/A dated March 17, 1995, the Current Report on Form 8-K dated January 16, 1995 as amended by the Form 8-K/A dated March 30, 1995, the Current Report on Form 8-K dated May 24, 1995, the Current Report on Form 8-K dated August 3, 1995 as amended on Form 8-K/A dated August 10, 1995, and the Definitive Proxy Statement dated April 29, 1996, all delivered by Seller to Subscriber, and acknowledges that no representation or warranty with respect to Seller's business prospects has been made in this Agreement by or on behalf of Seller;

         (d) Subscriber is acquiring the Debentures for his own account, for investment only, and not with a view toward resale or distribution in a manner that would require registration under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws, and that he will not sell or otherwise transfer the Debentures or the underlying Shares, except in compliance with state and federal law;

         (e) Subscriber has, either alone or together with his Purchaser Representative, if any, such knowledge and experience in financial and business matters that he (or they) is (are) capable of evaluating the merits and risks of his investment in the Securities;

         (f) Subscriber is able to bear the economic risk of losing his entire investment in the Securities;

         (g) Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to his net worth and current and foreseeable needs, and his investment in the Securities will not cause such overall commitment to become excessive;

         (h) That (i) if a natural person, Subscriber is at least twenty-one
(21) years of age, (ii) he has adequate means of providing for his current and foreseeable needs and personal contingencies, (iii) he is aware that no market exists or may exist for the resale of the Debentures or the underlying Shares and he has no need for liquidity in his investment in the Debentures or the underlying Shares, (iv) he maintains his domicile (and is not a transient or temporary resident) at the address shown on the Schedule, (v) all of his investments in and commitments to non-liquid investments are, and after his purchase of the Debentures will be, reasonable in relation to the undersigned's net worth and current and foreseeable needs and (vi) the personal financial information provided by the undersigned accurately reflects his financial condition, with respect to which he does not anticipate any material adverse changes;


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         (i) Subscriber agrees and understands that Seller shall have the right, in its sole discretion, to accept or reject this subscription, in whole or in part, at any time prior to Closing, or to allocate to him only part of the Debentures for which he has subscribed. Seller will notify him whether this subscription is accepted or rejected. In the event his subscription is rejected, his payment will be returned to him, without interest, and all of his obligations hereunder shall terminate;

         (j) Subscriber agrees, acknowledges and understands that neither the Debentures or underlying Shares have been registered under the Securities Act of 1933, as amended, or the securities law of any state and, as the result thereof, is subject to substantial restrictions on transfer, which restrictions are described herein;

         (k) Subscriber agrees and understands that he will not sell or otherwise transfer any Securities or any interest therein except pursuant to an effective registration statement under the Securities Act and applicable state law or unless the Subscriber provides Seller with an opinion of counsel which is reasonably satisfactory to counsel for Seller (both as to the issuer of the opinion and the form and substance thereof) that the transfer of Security: (i) may be effected without registration under the Securities Act, and (ii) does not cause the violation of any state securities law (including any investment suitability standards) applicable to Seller.

         (l) Subscriber may be precluded from selling or otherwise transferring or disposing of any Securities, or any portion thereof for an indefinite period of time or at any particular time and may, therefore, have to bear the economic risk of investment in the Securities for an indefinite period;

         (m) Subscriber understands that an investment in Seller involves certain risks and has taken full cognizance of and understands all of the risk factors relating to the purchase of Debentures;

         (n) Subscriber understands that no federal or state agency has approved or disapproved the Debentures, passed upon or endorsed the merits of the offering thereof, or made any finding or determination as to the fairness of the Debentures for investment;

         (o) Subscriber acknowledges that Seller has made available to him and his Purchaser Representative, if any, the opportunity to ask questions of, and receive answers from, Seller concerning the terms and conditions of the offering and to obtain any additional information, to the extent that Seller or any officer thereof possesses such information, or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to him or otherwise to make an informed investment decision;

         (p) Subscriber acknowledges that, if he has used the services of a Purchaser Representative in connection with his investment in Seller, his Purchaser Representative has disclosed, by submitting to him a Purchaser Representative's Letter, in the form given to him by Seller, any material relationship between such Purchaser Representative or his affiliates and Seller and its affiliates, which now exists or mutually is understood to be contemplated or which has existed at any time during the previous two (2) years, and further setting forth any compensation received or to be received as a result of such relationship;

         (q) SUBSCRIBER ACKNOWLEDGES THAT HE UNDERSTANDS THAT IF HE IS A PENNSYLVANIA RESIDENT, HE HAS THE RIGHT TO CANCEL AND WITHDRAW THIS SUBSCRIPTION AGREEMENT AND HIS PURCHASE OF DEBENTURES WITHOUT INCURRING ANY LIABILITY TO SELLER, UNDERWRITER (IF ANY) OR ANY OTHER PERSON, UPON WRITTEN NOTICE TO SELLER GIVEN WITHIN TWO BUSINESS DAYS FOLLOWING THE DATE OF RECEIPT BY SELLER OF HIS WRITTEN BINDING CONTRACT FOR THE PURCHASE OF THE DEBENTURES, OR IF THERE IS NO


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WRITTEN BINDING CONTRACT OF PURCHASE FOR THE DEBENTURES, TWO BUSINESS DAYS AFTER
HE MAKES THE INITIAL PAYMENT FOR THE DEBENTURES BEING OFFERED. UPON SUCH CANCELLATION OR WITHDRAWAL, HE WILL HAVE NO OBLIGATION OR DUTY UNDER THIS SUBSCRIPTION AGREEMENT TO SELLER, OR TO ANY OTHER PERSON AND WILL BE ENTITLED TO THE FULL RETURN OF ALL MONIES PAID BY HIM PURSUANT TO THIS SUBSCRIPTION AGREEMENT. THE UNDERSIGNED FURTHER ACKNOWLEDGES THAT HE UNDERSTANDS THAT ANY NOTICE OF CANCELLATION OR WITHDRAWAL SHOULD BE MADE BY TELEGRAPH OR CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, POSTAGE OR OTHER TRANSMITTAL FEES PAID, AND SHOULD BE SENT AND POSTMARKED BY THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. THE UNDERSIGNED FURTHER ACKNOWLEDGES THAT HE UNDERSTANDS THAT IF
HE MAKES HIS REQUEST TO WITHDRAW ORALLY, HE SHOULD ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED;

         (r) SUBSCRIBER ACKNOWLEDGES AND AGREES THAT IF HE IS A PENNSYLVANIA RESIDENT, HE MAY NOT RESELL ANY OF THE DEBENTURES OR UNDERLYING SHARES UPON CONVERSION FOR A PERIOD OF 12 MONTHS FROM AND AFTER THE DATE OF PURCHASE, EXCEPT IN ACCORDANCE WITH REGULATION SECTION 204.011 PROMULGATED UNDER THE PENNSYLVANIA SECURITIES ACT OF 1972;

         (s) SUBSCRIBER ACKNOWLEDGES THAT IF HE IS A NEW YORK RESIDENT, NEITHER THIS SUBSCRIPTION AGREEMENT NOR ANY OTHER OFFERING MATERIAL HAS BEEN FILED WITH OR REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE AND THAT THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THE OFFERING;

         (t) SUBSCRIBER ACKNOWLEDGES THAT IF HE IS A NEW JERSEY RESIDENT, NEITHER THE ATTORNEY GENERAL OF THE STATE OF NEW JERSEY NOR THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY HAS PASSED ON OR ENDORSED THE MERITS OF THE DEBENTURES OR THE OFFERING THEREOF. THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN FILED WITH OR OTHERWISE APPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY;

         (u) Subscriber does not own, as of May 3, 1996, directly or indirectly (within the meaning of the attribution rules set forth in Section 318 of the Internal Revenue Code of 1986, as amended), any stock or other interests in Seller or any member of its affiliated group as that term is defined in Section 1504(a) of the Internal Revenue Code of 1986, as amended;

         (v) Subscriber is an "accredited investor" as such term is defined in Regulation D promulgated by the Securities and Exchange Commission under the Securities Act;

         (w) If the Subscriber is a corporation, trust, partnership or other entity, it was not formed for the specific purpose of acquiring the Debentures;

         (x) Subscriber agrees and understands that he is not entitled to cancel, terminate or revoke this subscription or any agreement hereunder, except as set forth elsewhere herein;

         (y) Subscriber has relied solely upon his own knowledge and experience, or that of his personal advisors, in determining the economic and tax benefits, if any, of the investment with respect to his individual economic and tax situation and in determining the tax consequences to him of being an investor in Seller;

         (z) Subscriber understands that the Debentures are being offered and sold in reliance on specific exemptions from the registration requirements of federal and state securities laws and that Seller


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and controlling persons thereof are relying upon the truth and accuracy of the representations, warranties, covenants, agreements, acknowledgements, and understandings set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire such Debentures;

         (aa) The information set forth herein and in the Confidential Purchaser Questionnaire concerning the Subscriber is true and correct; and

         (ab) Subscriber acknowledges that, if he is purchasing the Debentures subscribed for hereby in a fiduciary capacity, the above representations, warranties, covenants, agreements, acknowledgements and understandings in this Paragraph 2 shall be deemed to have been made on behalf of the person or persons for whom he is so purchasing.

3. Representations of Seller. Seller represents and warrants to Subscriber that:

         (a) Seller is an issuer (other than an investment company registered or required to register under the U.S. Investment Company Act of 1940, as amended) that (i) has a class of securities registered pursuant to Section 12(b) or 12(g) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or is required to file reports pursuant to Section 15(d); and (ii) has timely filed all material required to be filed by it pursuant to Section 13(a) or 15(d) of the Exchange Act for at least the twelve (12) months immediately preceding the date hereof;

         (b) Subject to Paragraph 3(c) hereof, the Seller presently has, and as of the Closing will have, full legal right, power and capacity and all necessary consents, approvals and authorizations as may be required to execute and deliver this Agreement and to issue and sell the Debentures to Subscriber pursuant hereto and thereto and in the manner contemplated hereby and thereby;

         (c) THE CONVERSION OF THE DEBENTURES INTO SHARES OF COMMON STOCK IS EXPRESSLY CONDITIONED UPON, AMONG OTHER THINGS, THE LISTING OF THE SHARES INTO WHICH THE DEBENTURE IS CONVERTIBLE ON THE NEW YORK STOCK EXCHANGE, AND, IF CONVERSION RESULTS IN THE ISSUANCE OF SHARES IN AN AMOUNT EQUAL TO OR EXCEEDING 20% OF THE SELLER'S THEN ISSUED AND OUTSTANDING SHARES, APPROVAL OF A MAJORITY OF THE SELLER'S STOCKHOLDERS.

         (d) When delivered pursuant hereto, the Debentures will be duly and validly authorized and issued, and free and clear of any and all liens, charges, restrictions (except as may be imposed by U.S. federal and state securities laws), claims and encumbrances and will not subject the holders thereof to any liability by reason of holding such securities;

         (e) Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the State of New Jersey;

         (f) When executed and delivered by Seller, this Agreement will be duly and validly executed and delivered by Seller and will be Seller's legally binding obligation enforceable against Seller in accordance with its terms, except to the extent that: (i) such enforcement may be limited by bankruptcy, insolvency or similar laws now or hereafter in effect relating to creditors' rights and remedies generally; and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

         (g) The execution and delivery of this Agreement and the consummation of the issuance of the Debentures and the transactions contemplated hereby do not and will not conflict with or result in


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the breach by Seller of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust or other material agreement or instrument to which such Seller is a party or by which Seller or any of such Seller's properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other governmental body having jurisdiction over any of Seller's properties or assets; and

         (h) There are no preemptive rights, rights of first refusal, repurchase rights or any other right of Seller or any third party as to the Debentures, except as described in the Debenture.

4. Indemnification. The Subscriber acknowledges that he understands the meaning of the representations, warranties, covenants, agreements, acknowledgments and understandings made by him in this Subscription Agreement and hereby agrees to indemnify and hold harmless Seller, and each shareholder officer, director, employee or agent of any of the foregoing, from and against any and all losses, costs, expenses, damages, liabilities and interest (including, without limitation, court costs and attorneys' fees) arising out of or due to a breach by the Subscriber or any inaccuracy or incompleteness, of any such representations, warranties, covenants, agreements, acknowledgments or understandings contained in sections 3(a)-(h), (u)-(w) and (y) hereof. All such representations, warranties, covenants, agreements, acknowledgments and understandings contained in sections 3(a)-(h) (u)-(w) and (y) hereof shall survive the delivery of this Subscription Agreement and the purchase by the undersigned of any Debentures.

5. Registration Rights. (a) Seller shall use its best efforts to file within six months after the Closing Date hereof, and cause to be declared effective within eight months after the Closing Date hereof, a registration statement on Form S-3, or such other Form as the Company shall select, with respect to the offering and sale of the Shares which may be acquired by Subscriber upon conversion of the Debentures purchased hereunder, provided, however, that the filing of such registration statement shall not, in the Seller's reasonable discretion, have a material adverse effect on the Seller. Seller shall use its best efforts to maintain the effectiveness of such registration statement for a period of nine months. Seller shall use its best efforts to obtain approval from the New York Stock Exchange for the listing of the Shares within six months after the Closing Date hereof. In addition, Subscriber shall have such piggyback registration rights as Seller and Subscriber shall reasonably agree upon.

         (b) In the event within eight months from the date hereof, either (i) such registration statement is not declared effective, or (ii) the Shareholder consent referred to in 3(c), if necessary, has not been obtained, or (iii) the New York Stock Exchange has not approved the listing of the Shares, the Seller shall immediately pay, in cash, an amount equal to ten percent (10%) of the then outstanding principal amount of the Debentures and the holder of the Debentures at its option may declare the entire unpaid principal and interest payable at that time or may elect to waive its rights to such acceleration and continue to hold the Debentures. In such event, Seller shall continue to use its best efforts to effect such registration, listing and Shareholder consent. In addition, Subscriber shall have such piggyback registration rights as Seller and Subscriber shall reasonably agree upon.

         (c) In the event that within nine months from the date hereof, either
(i) such registration statement is not declared effective, or (ii) the Shareholder consent referred to 3(c), if necessary, has not been obtained, (iii) the New York Stock Exchange has not approved the listing of the Shares, the Seller shall immediately pay, in cash, an additional amount equal to fifteen percent (15%) of the then outstanding principal amount of the Debentures and the holder of the Debentures at its option may declare the entire unpaid principal and interest payable at that time or may elect to waive such acceleration and continue to hold the Debentures. In such event, Seller shall continue to use its best efforts to effect such registration, listing and Shareholder consent. In addition, Subscriber shall have such piggyback registration rights as Seller and Subscriber shall reasonably agree upon.


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         (d) In the event that (i) a Court with jurisdiction over the matter renders a judgment that, or (ii) Subscriber presents Seller with a written opinion of counsel demonstrating to the reasonable satisfaction of the Seller that, the provisions of sections (b) and (c) of this paragraph 5 are unenforceable, the Conversion Price as defined in the Debentures shall be reduced by fifty percent (50%) and the provisions of (b) and (c) shall be inapplicable. In such event, Seller shall continue to use its best efforts to affect such registration and listing as described in section (a) and the piggyback registration rights described in section (a) shall also continue to apply.

6. Effective Date/Closing Date. This Agreement shall become effective upon, and the Closing Date will occur on May 3, 1996.

7. Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New Jersey of the United States without regard to the conflicts of laws rules thereof.

8. Presumption. In interpreting the terms of this Agreement, no presumption shall arise as a result of the role of any party in the drafting of this Agreement.

9. Counterparts and Facsimile. This Agreement may be executed on facsimile copies in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

10. No Assignment. The undersigned agrees not to transfer or assign this Subscription Agreement or any interest of the undersigned in the subscription in the Debentures hereunder. Any attempted transfer or assignment shall be void and without force or effect.



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11. Binding Agreement; Survival. This Subscription Agreement (a) shall be binding upon the undersigned and the heirs, executors, administrators, personal representatives and successors of the undersigned, (b) shall survive the purchase of the Debentures, and (c) shall, if the undersigned consists of more than one person, be the joint and several obligation of all such persons. For purposes of this Subscription Agreement, the singular shall include the plural and the plural shall include the singular, and the masculine shall include the feminine and the neuter, as the context may require.


IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                            "Subscriber"

                                            ---------------------



                                            By: _____________________________



                                            "Seller"

                                            EA INDUSTRIES, INC.
                                            a New Jersey corporation


                                            By:______________________________

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                                   SCHEDULE 1
                                     TO THE
                             SUBSCRIPTION AGREEMENT


1.       Principal Amount of Debentures:

2.       Total Purchase Price:

3.       Conversion Price:                  Equal to the lesser of (i) 80% of
                                            the average closing price of the
                                            Common Stock of the Company as
                                            traded on the New York Stock
                                            Exchange for the five days
                                            immediately preceding the date of
                                            Subscriber's notice to Company of
                                            the exercise of its right to convert
                                            the Debentures into shares of Common
                                            Stock, or (ii) $4 per share,
                                            provided that no less than $100,000
                                            of the principal amount of the
                                            Debentures may be converted at any
                                            one time.


4.       Name and Address of Subscriber:

5.       Number of certificates:

6.       Denominations:

7.       Name appearing on Debentures:

8.       Delivery method for Debentures:    Bonded Courier

9.       Closing Date:                      May 3, 1996

10.      Wire Transfer Instructions for
         Remittance of Principal Amount
         of Debentures:                     Mellon Bank
                                            Philadelphia, PA
                                            ABA #031000037
                                            a/c EA Industries, Inc.
                                            #2 492 056
                                            Att:  Catherine M. McDonnell
                                            (215) 553-4708



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                                   Exhibit "A"

         THIS DEBENTURE, AND ANY SHARES ACQUIRED UPON CONVERSION HEREOF, HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") OR ANY STATE SECURITIES LAWS, EXCEPT AS EXPRESSLY PROVIDED HEREIN, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (B) AN OPINION OF COUNSEL ACCEPTABLE TO COUNSEL FOR THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT THE PROPOSED TRANSFER MAY BE MADE WITHOUT VIOLATION OF THE ACT AND ANY APPLICABLE STATE SECURITIES LAW.


No. ____

$_______                                                             May 3, 1996




                               EA INDUSTRIES, INC.

                      9% CONVERTIBLE SUBORDINATED DEBENTURE
                                 DUE MAY 3, 1998


         EA INDUSTRIES, INC. (the "Company"), a New Jersey corporation, for value received, and intending to be legally bound, hereby promises to pay to the order of _____________________, or registered assigns, the principal amount of _______________________________ ($_________) on May 3, 1998 or such earlier date as provided in Paragraph (a) under the heading "Conversion of Debenture" below ("Maturity Date"), with interest from the date hereof (computed on the basis of a 360-day year of twelve 30-day months) payable quarterly on the first day of each calendar quarter, commencing July 1, 1996 on the unpaid principal balance at the rate of 9% per annum until such unpaid principal balance shall become due and payable (whether at maturity or by acceleration or otherwise). Overdue principal payments and (to the extent permitted by applicable law) any overdue interest shall accrue interest at the foregoing rate per annum until paid, which interest shall be payable on demand.

         Payments of principal and interest on this Debenture shall be made in lawful money of the United States of America by delivery of a check payable in New York Clearing House funds to the address provided by the payee as shown on the Debenture Register. The Company may treat the person in whose name this Debenture is registered (the "Holder") on the Debenture Register kept by the Company as the owner of this Debenture for the purpose of receiving payment and for all other purposes, and the Company shall not be affected by any notice to the contrary. This Debenture is transferable only (i) in accordance with the terms hereof and (ii) by surrender thereof at an office or agency of the Company where this Debenture is payable, duly endorsed or accompanied by a written instrument duly executed by the Holder of this Debenture or his attorney duly authorized in writing.

         Conversion Of Debenture. This Debenture may be converted into shares of Common Stock of the Company, as follows:

                  (a) Conversion. Subject to and upon compliance with the provisions of this section captioned "Conversion of Debenture", at the option of the Holder, at any time following the date hereof and prior to the close of business on the Maturity Date, the unpaid principal balance of the Debenture may be converted in whole, or from time to time in part, into fully-paid and non-assessable shares of

Common Stock, of the Company (the "Shares"), at a conversion price per Share equal to the lesser of (i) eighty percent (80%) of the average closing price of the Common Stock of the Company as traded on the New York Stock Exchange for the five days immediately preceding the date of Holder's notice to Company of Holder's intention to exercise its right of conversion as set forth herein, or
(ii) $4.00 per share (the "Conversion Price"), provided that in no event shall Holder convert less than $100,000 unpaid principal balance of the Debenture at any one time. The conversion as set forth herein shall be subject to such adjustment or adjustments, if any, of such Conversion Price and of the securities or other property issuable upon such conversion as set forth below, upon delivery of the Debenture to the offices of the Company, together with the form of conversion notice attached thereto (the "Conversion Notice"), duly executed by the Holder thereof. The Conversion Notice shall state the principal amount thereof to be so converted and shall include or be accompanied by representations as to the Holder's investment intent substantially similar to those contained in this Debenture. Shares issuable upon conversion of the Debenture shall be issued in the name of the Holder and shall be transferable only in accordance with all of the terms and restrictions contained herein and in the Subscription Agreement of even date hereof to which the original Holder hereof is a party. Upon such conversion, Company shall pay, in cash, all accrued and unpaid interest through the conversion date on the Debenture or such part thereof delivered for conversion. No fractional Shares shall be issued or delivered upon conversion of the Debenture. In case the Debenture shall be surrendered for the conversion of only a portion of the principal amount thereof, the Company shall, at the time of issuing the Shares of Common Stock issuable upon the conversion of such portion, execute and deliver to the Holder of the Debenture so surrendered a new note equal in principal amount to the unconverted portion of the surrendered Debenture, dated the most recent date to which interest shall have been paid on the surrendered Debenture. The Company shall use its best efforts to file, within six months of the date hereof, and cause to be declared effective, within eight months of the date hereof, a registration statement under the Securities Act of 1933, as amended, covering the shares of Common Stock underlying this Debenture (the "Registration"). In addition, Holder shall have such piggyback registration rights as Holder and Company shall reasonably agree upon. NOTWITHSTANDING THE FOREGOING, THE CONVERSION OF THE DEBENTURE INTO SHARES OF COMMON STOCK IS EXPRESSLY CONDITIONED UPON (i) THE LISTING OF THE SHARES INTO WHICH THE DEBENTURE IS CONVERTIBLE ON THE NEW YORK STOCK EXCHANGE ("LISTING"), AND (ii) IF CONVERSION RESULTS IN THE ISSUANCE OF SHARES IN AN AMOUNT EQUAL TO OR EXCEEDING 20% OF THE HOLDER'S THEN ISSUED AND OUTSTANDING SHARES, APPROVAL OF A MAJORITY OF THE HOLDER'S STOCKHOLDERS. IN THE EVENT THE LISTING OR STOCKHOLDER APPROVAL DOES NOT OCCUR, THIS DEBENTURE SHALL NOT BE CONVERTIBLE AS AFORESAID. THE COMPANY SHALL USE ITS BEST EFFORTS TO AFFECT THE LISTING AND THE SHAREHOLDER APPROVAL, IF NECESSARY, WITHIN SIX MONTHS AFTER THE DATE HEREOF. FURTHER, IN THE EVENT THAT EITHER LISTING, SHAREHOLDER APPROVAL, IF NECESSARY, OR REGISTRATION HAS NOT OCCURRED WITHIN EIGHT MONTHS FROM THE DATE HEREOF, THEN AN AMOUNT EQUAL TO TEN PERCENT (10%) OF THE OUTSTANDING PRINCIPAL DUE HEREUNDER SHALL IMMEDIATELY BE DUE AND PAYABLE TO HOLDER. IN ADDITION, IN SUCH EVENT HOLDER MAY AT ITS OPTION (i) DECLARE ALL UNPAID PRINCIPAL AND ACCRUED INTEREST HEREUNDER IMMEDIATELY DUE AND PAYABLE OR (ii) WAIVE ITS RIGHTS TO SUCH ACCELERATION AND CONTINUE TO HOLD THE DEBENTURES, WHICH SHALL THEN CONTINUE TO BE CONVERTIBLE IN ACCORDANCE WITH THEIR TERMS. IN SUCH EVENT, COMPANY SHALL CONTINUE TO USE ITS BEST EFFORTS TO AFFECT SUCH REGISTRATION, LISTING AND SHAREHOLDER APPROVAL, IF NECESSARY AND HOLDER SHALL CONTINUE TO HAVE SUCH PIGGYBACK REGISTRATION RIGHTS. FURTHER, IN THE EVENT THAT THE LISTING OR SHAREHOLDER APPROVAL HAS NOT OCCURRED OR THE REGISTRATION IS NOT EFFECTIVE WITHIN NINE MONTHS FROM THE DATE HEREOF, THEN AN ADDITIONAL AMOUNT EQUAL TO FIFTEEN PERCENT (15%) OF THE OUTSTANDING PRINCIPAL DUE HEREUNDER SHALL IMMEDIATELY BE DUE AND PAYABLE TO HOLDER. IN ADDITION, IN SUCH EVENT HOLDER MAY AT ITS OPTION (i) DECLARE ALL UNPAID PRINCIPAL AND ACCRUED INTEREST HEREUNDER IMMEDIATELY DUE AND PAYABLE OR (ii) WAIVE ITS RIGHTS TO SUCH ACCELERATION AND CONTINUE TO HOLD THE DEBENTURES, WHICH SHALL THEN CONTINUE TO BE CONVERTIBLE IN ACCORDANCE WITH THEIR TERMS. IN SUCH EVENT, COMPANY SHALL CONTINUE TO USE ITS BEST EFFORTS TO AFFECT SUCH REGISTRATION, LISTING AND SHAREHOLDER APPROVAL, IF NECESSARY, AND HOLDER SHALL CONTINUE TO HAVE SUCH PIGGYBACK REGISTRATION RIGHTS.

IN THE EVENT THAT (i) A COURT WITH JURISDICTION OVER THE MATTER RENDERS A JUDGMENT THAT, OR (ii) THE HOLDER PRESENTS THE COMPANY WITH A WRITTEN OPINION OF COUNSEL DEMONSTRATING TO THE REASONABLE SATISFACTION OF THE COMPANY THAT, ADDITIONAL PAYMENTS OF TEN PERCENT AND 15% ARE UNENFORCEABLE, SUCH PROVISIONS SHALL BE INAPPLICABLE AND THE CONVERSION PRICE SHALL BE REDUCED BY FIFTY PERCENT (50%). IN SUCH EVENT, COMPANY SHALL CONTINUE TO USE ITS BEST EFFORTS TO AFFECT SUCH REGISTRATION, LISTING AND SHAREHOLDER APPROVAL, IF NECESSARY, AND HOLDER SHALL CONTINUE TO HAVE SUCH PIGGYBACK REGISTRATION RIGHTS.

                  (b)      Adjustments.

                           (i)      Shares Included in Computation.  The number
of shares of Common Stock at any time outstanding for any purpose hereunder shall not include any shares of Common Stock then owned or held by or for the account of the Company.

                           (ii)     Subdivision or Combination.  Whenever the
Company shall subdivide or combine the outstanding shares of Common Stock issuable upon conversion of this Debenture, including stock dividends and stock splits, the Conversion Price in effect immediately prior to such subdivision or combination shall be proportionately decreased in the case of subdivision or increased in the case of combination effective at the time of such subdivision or combination.

                           (iii)    Reclassification or Change.  Whenever any
reclassification or change of the outstanding shares of Common Stock shall occur (other than a change in par value, or from par value to no par, or from no par to par value, or as a result of a subdivision or combination) effective provision shall be made whereby the Holder shall have the right, at any time thereafter, to receive upon conversion of this Debenture the kind of stock, other securities or property receivable upon such reclassification or change by a holder of the number of shares of Common Stock issuable upon conversion of this Debenture immediately prior to such reclassification or change. Thereafter, the rights of the Holder with respect to the adjustment of the amount of securities or other property obtainable upon conversion of this Debenture shall be appropriately continued and preserved, so as to afford as nearly as may be possible protection of the nature afforded by this paragraph (b). The provisions of this clause (iii) shall apply to successive transactions of the nature to which it relates.



                  (c)      Notices of Record Date.  In case

                           (i)      the Company shall declare a dividend (or
make any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

                           (ii)     the Company shall grant the holders of its
Common Stock the right to subscribe for or purchase any shares of its capital stock of any class; or

                           (iii)    the Company shall make any distribution on
or in respect of the Common Stock in connection with the dissolution, liquidation or winding up of the Company; or

                           (iv)     there is to be a reclassification or change
of the Common Stock of the Company (other than the subdivision or combination of its outstanding shares of Common Stock), a consolidation or merger to which the Company is a party and in connection with which approval of any class of stockholders of the Company is required, or a sale or conveyance of the property of the Company as an entirety or substantially as an entirety, then and in each such event, the Company shall mail or cause to be mailed to the Holder a notice specifying the date on which any record is to be taken for the purpose of such dividend, distribution or granting of rights, or the date on which such reclassification, consolidation or merger is expected to become effective, and the time, if any, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization or reclassification. Such notice shall be mailed at least 30 days prior to the record or effective date therein specified.

                  (d) Notice of Adjustment of Conversion Price, etc. If there shall be any adjustment as provided in (b) hereof, or if securities or property other than shares of Common Stock of the Company shall become issuable or deliverable in lieu of shares of such Common Stock upon the conversion of this Debenture, the Company shall forthwith cause written notice thereof to be sent by registered or certified mail, postage prepaid, to the Holder, which notice shall be accompanied by a certificate of the principal financial officer of the Company setting forth in reasonable detail the facts requiring any such adjustment and the Conversion Price and number of shares issuable upon the conversion of this Debenture after such adjustment, or the kind and amount of any such securities or property so issuable or deliverable upon the conversion of this Debenture, as the case may be.




         Subordination.

                  (a) Senior Debt. As used in this Debenture, the term "Senior Debt" shall mean all amounts due and owing by the Company to banks and other financial institutions regardless of whether such amounts were incurred on, before or after the date of this Debenture and any renewals or extensions of any such debt.

                  (b) Subordination. The Company covenants and agrees and the Holder, by acceptance hereof, covenants, expressly for the benefit of the present and future holders of Senior Debt, that the payment of the principal and interest on this Debenture is expressly subordinated in right of payment to the payment in full of principal and interest of the Senior Debt of the Company in accordance with the provisions of this Section. There are no restrictions on the Company's ability to issue additional Senior Debt. Accordingly, all present and future Senior Debt of the Company will be superior to this Debenture and may be incurred without the consent of Holder. In addition, the Company may issue additional subordinated debt which is senior to the debentures under this Debenture without the prior written consent of the holders of the principal amount of such debentures.

                           Upon any default by the Company in the payment of all
or any portion of principal or of interest on any Senior Debt when due and payable, no payment may be made on or in respect of this Debenture unless or until such default has been cured or is waived. Upon any insolvency proceedings, receivership, conservatorship, reorganization, readjustment of debt, marshalling or assets and liabilities or similar proceedings or any liquidation or winding-up of the Company, whether voluntary or involuntary, the Holder of this Debenture shall not be entitled to receive thereafter, any amount in respect of the principal and interest of this Debenture unless and until the above Senior Debt shall have been paid or otherwise discharged. In the event of such proceeding, and after payment in full of all sums owing with respect to such Senior Debt, Holder shall be entitled to be paid from the remaining assets of the Company the unpaid principal of, and the unpaid interest due on, this Debenture. Such payment will be made before any payment or other distribution, whether in cash, property or otherwise shall be made on account of any capital stock of any obligations of the Company ranking junior to this Debenture.

                  (c) Rights Against the Company and Others. It is understood that the provisions of this Section captioned "Subordination" are, and are intended to be solely for the purpose of defining the relative rights of the Holder of this Debenture on the one hand and the holder of the Senior Debt of the Company on the other hand. Nothing contained in this Section or elsewhere in this Debenture shall or is intended to impair, as between the Company, its creditors other than the holder of the Senior Debt, and the Holder of this Debenture, the unconditional and absolute obligation of the Company to pay the Holder of the Debenture the principal of and interest on the Debenture as and when the same shall become due and payable in accordance with its terms or affect the relative rights of the holder of the

Debenture and the creditors of the Company, other than the holder of such Senior Debt nor shall anything herein prevent the Holder of this Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Debenture, subject to the rights, if any, of the holder of Senior Debt in respect to cash, property or securities of the Company received upon the exercise of any such remedy. The subordination herein provided applies to payments or distributions by the Company only and shall not affect the right of the Holder to collect and retain payment from any co-obligor, guarantor or surety. Upon any payment or distribution of assets of the Company referred to in this Section captioned "Subordination," the Holder of this Debenture shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or upon a certificate of the liquidating trustee or agent or other person making any distribution to the Holder of this Debenture, for the purpose of ascertaining the persons entitled to participate in such distributions, the holders of Senior Debt and other debt of the Company, the amounts thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section.

         By accepting this Debenture, the Holder hereby acknowledges that, except as expressly set forth herein, neither this Debenture nor any shares issuable upon conversion hereof have been, or will be at the time of acquisition of any shares upon conversion hereof, registered under the Securities Act of 1933, as amended, or any state securities laws and represents for himself and his legal representative that he is acquiring this Debenture, and will acquire any shares issued upon conversion hereof, for his own account, for investment purposes only and not with a view to, or for sale in connection with, any distribution of such securities, and agrees to reaffirm in writing this investment representation at the time of exercise of the conversion right set forth above.

         If any of the following conditions or events ("Events of Default") shall occur and be continuing:

         (a) if the Company shall default in the payment of principal of this Debenture when the same becomes due and payable, whether at maturity or by declaration of acceleration or otherwise; or

         (b) if the Company shall default in the payment of any interest on this Debenture and shall fail to cure such default within ten days after written notice thereof from the Holder to the Company; or

         (c) if the Company shall materially default in the performance of or compliance with any term contained herein and such default shall not have been remedied within thirty days after written notice thereof from the Holder to the Company; or

         (d) if the Company shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts as they become due, or a voluntary petition for reorganization under Title 11 of the United States Code ("Title 11") shall be filed by the Company or an order shall be entered granting relief to the Company under Title 11 or a petition shall be filed by the Company in bankruptcy, or the Company shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or shall file any answer admitting or not contesting the material allegations of a petition filed against the Company in any such proceeding, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company or if the Company or its directors or majority shareholders shall take any action looking to the dissolution or liquidation of the Company; or

         (e) if within 120 days after the commencement of an action against the Company seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or nullified or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within 120 days after the appointment without the consent or acquiescence of the Company of any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company such appointment shall not have been vacated;
then, and in any such event, the Holder may at any time (unless such Event of Default shall theretofore have been remedied) at its option, by written notice to the Company, declare the Debenture to be due and payable, whereupon the Debenture shall forthwith mature and become due and payable, together with interest accrued thereon, and thereafter interest shall be due, at the rate per annum hereinabove provided, on the entire principal balance until the same is fully paid, and on any overdue interest (but only to the extent permitted by law), without presentment, demand, protest or notice, all of which are hereby waived.

         In case of a default in the payment of any principal of or interest on the Debenture, the Company will pay to the Holder such further amount as shall be sufficient to cover the cost and expenses of collection, including, without limitation, reasonable attorneys' fees, expenses and disbursements. No course of dealing and no delay on the part of Holder in exercising any right shall operate as a waiver thereof or otherwise prejudice such Holder's rights, powers or remedies. No right, power or remedy conferred by this Debenture upon Holder shall be exclusive of any other right, power or remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

         Notwithstanding any provision contained in this Debenture to the contrary, the Company's liability for payment of interest shall not exceed the limits imposed by applicable usury law. If any provision hereof requires interest payments in excess of the then legally permitted maximum rate, such provision shall automatically be deemed to require such payment at the then legally-permitted maximum rate.

         All notices required or permitted to be given under this Debenture shall be in writing (delivered by hand or sent certified or registered mail, return receipt requested) addressed to the following addresses:


                  If to Holder:     At its address on the Debenture
                                    Register of the Company

                  If to Company:    185 Monmouth Parkway
                                    West Long Branch, NJ 07764-9989
                                    Attn:  Stanley O. Jester

All notices shall be deemed given upon personal delivery or upon deposit of such notice in the United States mails, with all postage affixed.

         This Debenture has been made and delivered in West Long Branch, New Jersey and shall be governed by the laws of the State of New Jersey.

                                                 EA INDUSTRIES, INC.

ATTEST:

______________________________                   By:____________________________
        Secretary

(SEAL)

                                CONVERSION NOTICE



TO:  EA INDUSTRIES, INC.
     185 Monmouth Parkway
     West Long Branch, NJ 07764-9989


         The undersigned Holder of this Debenture hereby irrevocably exercises his right to convert [all] [or $___________] of this Debenture into ___________ shares of Common Stock of EA INDUSTRIES, INC. at the Conversion Price of $_________________ per share in accordance with the terms of this Debenture, and directs that the Shares issuable and deliverable upon such conversion be registered in the name of the undersigned and delivered to the undersigned, together with a Debenture for the balance of the principal amount of this Debenture, if any.

         The undersigned hereby acknowledges that the Shares (i) have not been and will not be at the time of acquisition by the undersigned registered under the Securities Act of 1933, as amended, or under any state securities laws, except as set forth in this Debenture, and hereby represents and warrants to the Company that he is acquiring the Shares for his own account, for investment, and not with a view to, or for sale in connection with, any distribution of such Shares; and (ii) are transferable only in accordance with all the terms and restrictions contained in the Debenture and in the Subscription Agreement dated November, 1995, to which the Holder is, or hereby agrees to become, a party.

Dated:_____________________ 19__


- --------------------------------                   -----------------------------
Witness                                                  Signature of Holder

                                                   -----------------------------
                                                   (Print Name of Holder)

                                                   Social Security Number or
                                                   Taxpayer ID Number:__________

                                                   -----------------------------

                                                   -----------------------------

                                                   -----------------------------
                                                   Address